united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 7/31

Date of reporting period: 1/31/22

Item 1. Reports to Stockholders.

Changing Parameters Fund

Semi-Annual Report
January 31, 2022

Investor Information: 1-866-618-3456

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Changing Parameters Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Changing Parameters, L.L.C A Registered Investment Advisor
An Investment Management Company

January 31, 2022

The Changing Parameters Fund (the “Fund”), a series of Northern Lights Trust, began trading on October 2, 2006. The strategy of the Fund is to enter the market when our proprietary models indicate a suitable uptrend in one or more bond market sectors. When the models no longer indicate an uptrend, the Fund seeks to be defensive and moves into shorter-duration sectors of the bond market and/or money market instruments.

The Fund’s return for the 6-month period that ended January 31, 2022 was slightly negative. For the period, investments in multi-sector bond funds and floating bond funds had positive returns, while the other bond sectors that positions were held in generated negative returns. During the period, investment markets were impacted by the outbreak of the Omicron variant, the increased threat of inflation, and the prospect of the Federal Reserve raising interest rates. At period end, the Fund was defensively positioned with over 70% of assets in a government money market fund. All positions were consistent with the Fund’s overall investment strategy. The Fund’s price on August 1, 2021 was $11.32 a share. As of the end of the period it was $10.81, which reflects a per share dividend of $0.459 on December 30, 2021. The Fund’s loss of -0.46% for the 6-month period was significantly less than the -3.17% loss experienced by the Bloomberg U.S. Aggregate Bond Index.

Howard Smith

Fund Manager

The Bloomberg U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. The index includes treasury securities, government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S. Index returns do not reflect a deduction for fees, expenses, or taxes. Investors cannot invest directly in an index.

The data quoted above represents past performance and does not indicate future returns. The value of an investment in the Fund and the return on investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Total return is calculated assuming reinvestment of all dividends. For more performance numbers current to the most recent month-end please call 1-866-618-3456.

Before investing, please read the Fund’s prospectus and shareholder reports to learn about its investment strategy and potential risks. Mutual fund investing involves risk, including loss of principal. An investor should also consider the Fund’s investment objective, risks, charges and expenses carefully before investing. This and other information about the Fund is contained in the Fund’s prospectus. To obtain an additional copy of the prospectus, call 1-650-327-7705. Please read the prospectus carefully before investing. The Changing Parameters Fund is offered through Northern Lights Distributors, LLC, member FINRA/SIPC. The Changing Parameters Fund is not affiliated with Northern Lights Distributors, LLC.

Review Code: 1231-NLD-02232022

Changing Parameters Fund
PORTFOLIO REVIEW (Unaudited)
January 31, 2022

The Fund’s performance figures* for each of the periods ended January 31, 2022 compared to its benchmark:

			Annualized
						Since Inception
	Six Months	One Year	Three Year	Five Year	Ten Year	(10/2/06)
Changing Parameters Fund	(0.46)%	2.72%	7.60%	5.26%	4.71%	3.48%
Bloomberg U.S. Aggregate Bond Index(a)	(3.17)%	(2.97)%	3.67%	3.08%	2.59%	3.92%

(a)	The Bloomberg U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. The index includes treasury securities, government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S. Investors cannot invest directly in an index.

*	The Fund’s total annual operating expenses, including underlying funds, is 2.90%, per the November 29, 2021 prospectus. Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The table does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-866-618-3456.

% of Net
Portfolio Composition as of January 31, 2022	Assets
Open End Funds	28.1%
Money Market Funds	72.0%
Liabilities in Excess of Other Assets	(0.1)%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

CHANGING PARAMETERS FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
January 31, 2022

Shares		Fair Value
	OPEN END FUNDS — 28.1%
	FIXED INCOME - 28.1%
1,314,471	AlphaCentric Income Opportunities Fund, Class I	$15,970,829
832,898	Eaton Vance Floating-Rate Advantaged Fund, Class I	8,770,419

	TOTAL OPEN END FUNDS (Cost $21,421,845)
		24,741,248
	SHORT-TERM INVESTMENTS — 72.0%
	MONEY MARKET FUNDS - 72.0%
63,515,580	Federated Hermes Government Obligations Fund, Institutional Class, 0.03% (Cost $63,515,580)(a)	63,515,580

	TOTAL INVESTMENTS - 100.1% (Cost $84,937,425)	$88,256,828
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(51,942)
	NET ASSETS - 100.0%	$88,204,886

(a)	Rate disclosed is the seven day effective yield as of January 31, 2022.

See accompanying notes to financial statements.

CHANGING PARAMETERS FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
January 31, 2022

ASSETS:
Investments in securities at cost	$84,937,425
Investments in securities at value	$88,256,828
Receivable for Fund shares sold	128,400
Dividends and interest receivable	54,267
Prepaid expenses and other assets	8,282
TOTAL ASSETS	88,447,777

LIABILITIES:
Payable for Fund shares redeemed	3,942
Accrued advisory fees	206,054
Payable to related parties	20,738
Other accrued expenses	12,157
TOTAL LIABILITIES	242,891

NET ASSETS	$88,204,886

NET ASSETS CONSIST OF:
Paid in capital	$82,908,937
Accumulated Earnings	5,295,949
NET ASSETS	$88,204,886

NET ASSET VALUE PER SHARE:
Net Assets	$88,204,886
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	8,162,366
Net asset value (net assets / shares outstanding), offering and redemption price per share	$10.81

See accompanying notes to financial statements.

CHANGING PARAMETERS FUND
STATEMENT OF OPERATIONS (UNAUDITED)
For The Six Months Ended January 31, 2022

INVESTMENT INCOME
Dividend income	$1,500,381
Interest income	3,457
TOTAL INVESTMENT INCOME	1,503,838

EXPENSES
Investment advisory fees	663,687
Interest expense	102,957
Administrative services fees	54,355
Fund accounting fees	18,246
Transfer agent fees	14,015
Legal fees	10,944
Compliance officer fees	10,632
Audit fees	9,335
Trustees’ fees and expenses	7,204
Custody fees	6,699
Printing and postage expenses	4,160
Registration fees	3,050
Insurance expense	1,573
Miscellaneous expenses	279
TOTAL EXPENSES	907,136
NET INVESTMENT INCOME	596,702

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain from security transactions	1,890,787
Net change in unrealized depreciation of investments	(2,916,971)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,026,184)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(429,482)

See accompanying notes to financial statements.

CHANGING PARAMETERS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended January
	31, 2022	Year Ended July
	(Unaudited)	31, 2021
FROM OPERATIONS:
Net investment income	$596,702	$2,227,116
Distributions of realized gains by underlying investment companies	—	100,034
Net realized gain from investments	1,890,787	3,213,944
Net change in unrealized appreciation/(depreciation) on investments	(2,916,971)	2,571,305
Net increase/(decrease) in net assets resulting from operations	(429,482)	8,112,399

DISTRIBUTIONS TO SHAREHOLDERS:
Total distribution paid	(3,558,780)	(5,130,515)

FROM SHARES OF BENEFICIAL INTEREST:
Proceeds from shares sold	6,008,017	10,847,816
Net asset value of shares issued in reinvestment of distributions to shareholders	3,558,780	5,130,500
Payments for shares redeemed	(3,408,705)	(7,513,860)
Net increase in net assets resulting from shares of beneficial interest	6,158,092	8,464,456

TOTAL INCREASE IN NET ASSETS	2,169,830	11,446,340

NET ASSETS
Beginning of period	86,035,056	74,588,716
End of period	$88,204,886	$86,035,056

SHARE ACTIVITY:
Shares sold	534,789	985,388
Shares reinvested	328,604	473,293
Shares redeemed	(302,191)	(675,548)
Net increase in shares of beneficial interest outstanding	561,202	783,133

See accompanying notes to financial statements.

CHANGING PARAMETERS FUND
STATEMENT OF CASH FLOWS (UNAUDITED)
For the Six Months Ended January 31, 2022

Cash Flows From Operating Activities:
Net decrease in Net Assets Resulting From Operations	$(429,482)

Adjustments to Reconcile Net Increase in Net Assets Resulting From Operations to Net Cash Used for Operating Activities:
Purchases of Long-Term Portfolio Investments	(10,270,412)
Proceeds From Sale of Long-Term Portfolio Investments	86,738,964
Net Short Term Investment Purchase	(63,508,468)

Net Realized Gain on Investments	(1,890,787)
Change in Unrealized Appreciation on Investments	2,916,971

Changes in Assets and Liabilities:

(Increase)/Decrease in Assets:
Receivable Fund Shares Sold	(128,400)
Dividends and Interest Receivable	(54,267)
Prepaid Expenses and Other Assets	705

Increase/(Decrease) in Liabilities:
Accrued Advisory Fees	2,598
Payable to Related Parties	2,711
Payable for Fund Shares Redeemed	(53,188)
Other Accrued Expenses	(15,667)
Net Cash Used for Operating Activities	13,311,278

Cash Flows From Financing Activities:
Decrease in Line of Credit	(15,910,590)
Proceeds from Shares Issued	6,008,017
Payment on Shares Redeemed	(3,408,705)
Net Cash Provided by Financing Activities	(13,311,278)

Net Increase in Cash	—
Cash at Beginning of Year	—
Cash at End of Year	$—

Supplemental Disclosure of Non-Cash Activity:
Non-cash Financing Activities not Included Above Consists of Reinvestment of Distributions	$3,558,780

Other Disclosure:
Cash Paid for Interest on Loan	$102,957

See accompanying notes to financial statements.

CHANGING PARAMETERS FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Six Months
	Ended January
	31, 2022		Year Ended July	Year Ended July	Year Ended July	Year Ended July	Year Ended July
	(Unaudited)		31, 2021	31, 2020	31, 2019	31, 2018	31, 2017
Net asset value, beginning of year/period	$11.32		$10.94	$10.36	$10.10	$10.37	$10.05

Activity from investment operations:
Net investment income(a)	0.08		0.30	0.25	0.24	0.25	0.32
Net realized and unrealized gain (loss) on investments	(0.13)		0.83	0.62	0.19	(0.18)	0.22
Total from investment operations	(0.05)		1.13	0.87	0.43	0.07	0.54

Less distributions from:
Net investment income	(0.25)		(0.28)	(0.29)	(0.17)	(0.34)	(0.22)
Net realized gains	(0.21)		(0.47)	—	—	—	—

Total distributions	(0.46)		(0.75)	(0.29)	(0.17)	(0.34)	(0.22)

Net asset value, end of year/period	$10.81		$11.32	$10.94	$10.36	$10.10	$10.37

Total Return (b)	(0.46	)% (c)	10.67%	8.61%	4.33%	0.63%	5.51%

Ratios and Supplemental Data:
Net assets, end of year/period (000 omitted)	$88,205		$86,035	$74,589	$68,985	$67,318	$61,385
Ratio to average net assets:
Expenses(d),(e)	2.05	% (f)	2.05%	2.06%	1.99%	1.98%	2.09%
Net investment income(d),(e),(g)	1.35	% (f)	2.74%	2.37%	2.35%	2.47%	3.14%
Portfolio turnover rate	15	% (c)	148%	349%	260%	148%	224%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Not annualized.

(d)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(e)	Includes interest expense and line of credit fees 0.23% for the six months ended January 31, 2022 and 0.23%, 0.22%, 0.14%, 0.13% and 0.24% for the fiscal years ended July 31, 2021, 2020, 2019, 2018 and 2017, respectively.

(f)	Annualized.

(g)	The recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements

CHANGING PARAMETERS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
January 31, 2022

1.	ORGANIZATION

The Changing Parameters Fund (the “Fund”) is a diversified series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is total return. The Fund commenced operations on October 2, 2006.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions or market quotations from a major market maker in the securities. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value (“NAV”). Specifically, interests in commodity pools or managed futures pools are valued

CHANGING PARAMETERS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)
January 31, 2022

on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix)    the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of January 31, 2022 for the Fund’s investments measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Open End Funds	$24,741,248	$—	$—	$24,741,248
Short-Term Investment	63,515,580	—	—	63,515,580
Total	$88,256,828	$—	$—	$88,256,828

The Fund did not hold any Level 2 or 3 securities during the period.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

CHANGING PARAMETERS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)
January 31, 2022

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurance that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange-Traded Funds – The Fund may invest in exchange-traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Security Transactions and Related Income – Investment security transactions are accounted for on a trade date basis. Realized gains and losses from sales of securities are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Tax – The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent all earnings are distributed to shareholders on a timely basis. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years ended July 31, 2018 - July 31, 2020, or expected to be taken in the Fund’s July 31, 2021 tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income and net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	CREDIT FACILITY

The Fund has entered into a revolving line of credit agreement with Huntington National Bank for investment purposes subject to the limitations of the 1940 Act for borrowings. The maximum amount of borrowing allowed under the agreement is the lesser of $25,000,000 or 30% of the Fund’s daily net assets. The Fund will be charged an annual commitment fee of 0.125% of the daily unused portion of the line for this agreement. In addition, the Fund is charged an origination fee of $31,250 to renew the line each year. Borrowings under this agreement bear interest at a rate equal to the Secured Overnight Financing Rate plus 1.25%, per annum, on the principal balance outstanding. During the six months ended January 31, 2022, the Fund incurred $102,957 of interest expense (including origination fees and commitment fees) related to the borrowings. Average borrowings and the average interest rate during the six months ended January

CHANGING PARAMETERS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)
January 31, 2022

31, 2022 were $14,608,104 and 1.65%, respectively. The largest outstanding borrowing during the six months ended January 31, 2022 was $16,595,590. As of January 31, 2022, the Fund had $0 in outstanding borrowings.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Changing Parameters, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”), the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.50% of the average daily net assets of the Fund. For the six months ended January 31, 2022, the Adviser earned fees of $663,687.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Agreement pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), as amended, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay up to 0.25% per year of its average daily net assets for such distribution and shareholder service activities. The Plan has not been activated by the Fund and the Fund has no present intention to activate the Plan. During the six months ended January 31, 2022, no fees were accrued under the Plan.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Trust for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities and U.S. government securities, for the six months ended January 31, 2022, amounted to $10,270,412 and $86,738,964, respectively.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended July 31, 2021 and July 31, 2020 was as follows:

	For the Year Ended	For the Year Ended
	July 31, 2021	July 31, 2020
Ordinary income	$3,626,866	$1,508,454
Long-term capital gains	1,386,081	—
Tax Exempt	288,627	380,399
Total distributions paid	$5,301,574	$1,888,853

Tax equalization allows a Fund to treat as distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable and net capital gains. The table below shows equalization amounts which resulted in a difference

CHANGING PARAMETERS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)
January 31, 2022

between tax distributions and book distributions as disclosed on the Statement of Changes for the six months ended January 31, 2022. Net investment income and net realized gains(losses), as disclosed on the Statements of Operations and net assets were not affected by these reclassifications. The fund used equalization in the amount of $171,059.

At July 31, 2021, the Fund’s most recent fiscal year end, the components of distributable earnings/(deficit) on a tax basis were as follows:

Unrealized
	Undistributed	Accumulated	Post October		Other	appreciation	Total
	long-term	capital and	loss and late	Capital loss	book/tax	on	accumulated
Undistributed ordinary income	capital gains	other losses	year loss	carry forwards	differences	investments	earnings
$3,049,204	$—	$—	$—	$—	$—	$6,235,008	$9,284,212

The difference between book basis and tax basis undistributed net investment income/(loss) and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales.

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

At January 31, 2022, the tax cost of investments and unrealized appreciation/(depreciation) are as follows:

			Net unrealized
Tax cost of	Gross unrealized	Gross unrealized	appreciation on
investments	appreciation	depreciation	investments
$84,938,791	$3,359,625	$(41,588)	$3,318,037

8.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

As of January 31, 2022, the Fund invested a portion of its assets in the Federated Hermes Government Obligations Fund, Institutional Class. The Federated Hermes Government Obligations Fund, Institutional Class is registered under the 1940 Act as an open-end management investment company. The Fund may redeem its investment from the Federated Hermes Government Obligations Fund, Institutional Class at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund will be directly affected by the performance of the Federated Hermes Government Obligations Fund, Institutional Class. The financial statements of the Federated Hermes Government Obligations Fund, Institutional Class, including the schedule of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of January 31, 2022, the percentage of the Fund’s net assets invested in the Federated Hermes Government Obligations Fund, Institutional Class was 72.0%.

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of January 31, 2022, Constellation Trust held approximately 31.3% of the voting securities of the Fund.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Changing Parameters Fund
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
January 31, 2022

As a shareholder of the Fund you incur two types of costs: (i) transaction costs, including reinvested dividends, or other distributions; and (ii) ongoing costs, including management fees and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

The example below illustrates an investment of $1,000 invested at the beginning of the period August 1, 2021 and held for the entire period through January 31, 2022.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During Period	Annualized
	Value	Value	(8/1/2021 to	Expense
	(8/1/2021)	(1/31/2022)	1/31/2022)(a)	Ratio
CHANGING PARAMETERS FUND
Actual	$1,000.00	$995.40	$10.31	2.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.87	$10.41	2.05%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Changing Parameters Fund
SUPPLEMENTAL INFORMATION (UNAUDITED)
January 31, 2022

Changing Parameters, LLC – (Adviser to Changing Parameters)*

In connection with the regular meeting held on September 21-23, 2021 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Changing Parameters, LLC (“CP” or the “Adviser”) and the Trust, with respect to the Changing Parameters Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that CP was founded in 2004 and managed approximately $94 million in assets as of June 30, 2021, providing investment management services to the Fund and primarily high net worth individuals. The Board reviewed the background information of the key investment professionals servicing the Fund and noted their satisfaction with the team’s portfolio management, compliance, and operational experience. The Board acknowledged that CP’s investment process used information derived from a variety of proprietary algorithms based on principles of momentum to make investment decisions and allocations within equity and bond markets. The Board noted that CP employed an active management style in an attempt to minimize investment risk using quantitative models to determine when to be invested if markets were trending or hedged during volatile or non-traditional periods. The Board noted that CP executed purchases of other mutual funds, without commissions, through the Fund’s custodial bank, with its outside compliance consultant completing a semiannual best execution report. The Board noted that CP reported that no material compliance or litigation issues had arisen during the past year. The Board concluded that CP remained focused on research, while maintaining a strong compliance culture, and had adequate staff to support its operations.

Performance. The Board reviewed the Fund’s performance for the one-year, three-year, and five-year periods and noted that the Fund outperformed its peer group median, Morningstar median, and benchmark during each period. The Board observed that the Fund returned 13.17%, 7.96%, and 6.01% over the one-year, three-year, and five-year periods, respectively. The Board further noted that the Fund’s performance ranked in the first quartile during each of the aforementioned periods. The Board observed that the Fund had received a three-star Morningstar rating. The Board reviewed the Fund’s Sharpe and Sortino ratios and commented that they were in the first or second quartile during the one-year, three-year, and five-year periods. The Board stated that the Fund’s high Sortino ratio aligned with the Fund’s goal of providing downside protection. The Board noted that CP adjusted its investments models, which resulted in the improved one-year performance. The Board remarked that CP had shown its ability to produce positive returns and should be given the opportunity to continue to seek positive performance for shareholders.

Fees and Expenses. The Board observed that the Fund’s peer group consisted of ten funds. The Board noted that CP charged an advisory fee of 1.50%, which was higher than its peer group average and median and Morningstar category average and median but was lower than the category high. The Board further discussed the Fund’s net expense ratio of 1.81% and noted that it was higher than the Morningstar category average and median and peer group average and median, but lower than the category high, and discussed the absence of an expense limitation agreement. The Board reviewed the CP’s explanation for the higher advisory fee and net expense ratio, noting that CP attributed the higher advisory fee to the Fund’s active and tactical management style. The Board considered the costs associated with supporting the CP’s trading models, individual mutual fund selection, and due diligence that was required to support CP’s investment selection. After discussion, the Board concluded that the advisory fee was not unreasonable.

Profitability. The Board reviewed the profitability analysis provided by CP and CP’s analysis of its risks assumed in managing the Fund. The Board also considered the research received by CP from brokers executing Fund trades. The Board acknowledged that CP realized a modest profit in terms of actual dollars and percentage of revenue. The Board agreed with CP’s level of profits was not excessive based on the resources that CP dedicated to the Fund.

Economies of Scale. The Board considered whether economies of scale had been realized in connection with the Fund. The Board noted that based on the Fund’s current asset sizes and profit levels, the absence of breakpoints was acceptable at this time.

Changing Parameters Fund
SUPPLEMENTAL INFORMATION (UNAUDITED) (Continued)
January 31, 2022

The Board agreed to revisit the matter of economies of scale at the next renewal of the Advisory Agreement and as the Fund’s assets increased.

Conclusion. Having requested and received such information from CP as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded renewal of the Advisory Agreement with CP was in the best interests of the shareholders of the Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Northern Lights Fund Trust doesn’t share with non-affiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

MANAGER

Changing Parameters, LLC

171 Main St, Suite 260

Los Altos, CA 94022

ADMINISTRATOR

Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022-3474

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year πas an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-618-3456; and on the Commission’s website at http://www.sec.gov.

Changing Parameters SAR22

(a)       Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b)       Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. - Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 4/8/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 4/8/22

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 4/8/22__